Fees Summary	Aug. 13, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	16,649.55
Total Transaction Valuation	108,749,541.32
Total Offset Amount	0.00
Net Fee	$ 16,649.55